Exhibit 99.1

BM Technologies, Inc.

BM Technologies Reports Third Quarter & Year-to-Date 2024 Results

Year-to-Date 2024 Revenue of $42.8 Million, Up 6% YoY

BM Technologies to be Acquired by First Carolina Bank for $5 per share in cash

Radnor, PA, November 14, 2024 — BM Technologies, Inc. (NYSE American: BMTX) (“BM Technologies”, “BMTX”, “we”, or the “Company”), one of the largest digital banking platforms and Banking-as-a-Service (BaaS) providers in the country, today reported results for the three and nine months ended September 30, 2024.

On October 25, 2024, BM Technologies entered into a definitive agreement to be acquired by First Carolina Bank (“FCB” or “First Carolina”) pursuant to which First Carolina will purchase all outstanding BMTX shares of common stock for $5.00 per share in an all-cash transaction with an equity value of approximately $67 million.

Under the terms of the agreement, BM Technologies stockholders will receive $5.00 per share in cash, which represents a 55% premium to the trading price per share of BM Technologies common stock as of October 24, 2024 and a 90% premium to market as of August 14, 2024, the day before BM Technologies disclosed that it had received inbound interest. Upon completion of the transaction, BM Technologies will become a wholly owned subsidiary of First Carolina Bank and shares of BM Technologies’ common stock will no longer be listed on the New York Stock Exchange. BM Technologies will continue operating under the BM Technologies name and be led by Jamie Donahue, current President and Chief Technology Officer of BMTX.

Luvleen Sidhu, BMTX’s Chair, CEO, and Founder, stated, “We are excited to announce this transaction with our partner bank, First Carolina Bank (“FCB”). This transaction not only delivers a significant premium to our stockholders but will also bring enhanced banking services and technology to all current BMTX customers as well as current and future FCB customers.”

Third Quarter 2024 Financial Highlights

●	Operating revenues for the three and nine months ended September 30, 2024 totaled $14.1 million and $42.8 million, respectively, compared to $14.4 million and $40.4 million for the three and nine ended September 30, 2023, respectively.

●	Q3 2024 Net loss totaled $(5.0) million, or $(0.42) per diluted share. Net loss for the nine months ended September 30, 2024 totaled $(9.1) million, or $(0.77) per diluted share.

●	Q3 2024 Core EBITDA (Loss)[1] totaled $(2.1) million. Core EBITDA[1] (loss) for the nine months ended September 30, 2024 totaled $(1.6) million.

●	Liquidity remained strong at September 30, 2024 with $11.2 million of cash and no debt.

[1]	Metrics such as Core EBITDA (Loss), Core Earnings (Loss), and Core Operating Expense are non-GAAP measures which exclude certain items from or add certain items to the comparable GAAP measure; a reconciliation appears on pages 8 and 9 of this release.

Third Quarter 2024 Operating Highlights

●	Average serviced deposits totaled $708 million and ending serviced deposits totaled $820 million at September 30, 2024.

●	Debit card spend totaled $663 million in Q3 2024 and $2.1 billion in the nine months ended September 30, 2024.

●	There were approximately 125 thousand new account sign-ups in the third quarter 2024 and approximately 290 thousand new account sign-ups in the first nine months of 2024.

●	Higher Education Organic Deposits (deposits that are not part of a school disbursement and are indicative of primary banking behavior) for the three and nine months ended September 30, 2024 totaled $353 million and $1,167 million, respectively.

Financial Summary Table

	Q3	Q2	Q1	Q4	Q3	Current Quarter Over Prior Year Quarter Change
(dollars in thousands)	2024	2024	2024	2023	2023	$	%
Interchange and card revenue	2,990	2,284	3,415	2,731	2,292	698	30%
Servicing fees	7,557	6,874	8,966	8,470	8,658	(1,101)	(13)%
Account fees	1,680	1,805	2,095	2,118	1,931	(251)	(13)%
University fees	1,712	1,469	1,612	1,410	1,412	300	21%
Other revenue	138	109	93	130	88	50	57%
Total GAAP Operating Revenue	$14,077	$12,541	$16,181	$14,859	$14,381	$(304)	(2)%

GAAP Operating Expense	$18,166	$17,210	$15,526	$19,038	$18,766	$(600)	(3)%
Less: restructuring, merger and acquisition related expenses	(58)	(71)	(79)	56	—	(58)	—%
Less: impairment of developed software	—	—	(50)	(620)	—	—	—%
Less: share-based compensation expense	(39)	(486)	660	(365)	(176)	137	(78)%
Less: NextGen implementation costs	—	(1,560)	—	—	—	—	—%
Less: depreciation and amortization	(1,911)	(1,671)	(1,226)	(2,488)	(3,420)	1,509	(44)%
Total Core Operating Expense	$16,158	$13,422	$14,831	$15,621	$15,170	$988	7%

Core EBITDA (Loss)	$(2,081)	$(881)	$1,350	$(762)	$(789)	$(1,292)	NM
Core EBITDA (Loss) Margin	(15)%	(7)%	8%	(5)%	(5)%

NM - Not meaningful

Contact Information

Investors:

Ajay Asija, Chief Financial Officer

BM Technologies, Inc.

AAsija@bmtx.com

Media Inquiries:

Brigit Hennaman

Rubenstein Public Relations, Inc.

bhennaman@rubensteinpr.com

About BM Technologies, Inc.

BM Technologies, Inc. (NYSE American: BMTX) - formerly known as BankMobile - is among the largest digital banking platforms and Banking-as-a-Service (BaaS) providers in the country, providing access to checking and savings accounts and financial wellness. It is focused on technology, innovation, easy-to-use products, and education with the mission to financially empower millions of Americans by providing a more affordable, transparent, and consumer-friendly banking experience. BM Technologies, Inc. (BMTX) is a technology company and is not a bank, which means it provides banking services through its partner banks. More information can be found at www.bmtx.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. In general, forward-looking statements may be identified through the use of words such as “anticipate,” “believe”, “estimate,” “expect,” “intend,” “plan,” “will,” “should,” “plan,” “continue,” “potential” and “project” or the negative of these terms or other similar words and expressions, and in this press release, include the expected margin improvement on Durbin-exempt interchange fees, achievement of the PEP target as a result of the expected cost savings from the PEP, and the expected growth outlook and results from operations during 2024. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to various risks and uncertainties. Such statements are based on Management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors.

These risks and uncertainties include, but are not limited to, general economic conditions, consumer adoption, technology and competition, continuing interest rate volatility, the ability to enter into new partnerships, regulatory risks, risks associated with the higher education industry and financing, the operations and performance of the Company’s partners, including bank partners, higher education partners, and BaaS partners, uncertainties as to the timing of the proposed transaction contemplated by the Merger Agreement (the “Merger”), the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, the failure to satisfy any of the conditions to the consummation of the Merger, including receiving, on a timely basis or otherwise, the required approvals of the Merger by the Company’s stockholders, the possibility that competing offers or acquisition proposals for the Company will be made, the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee, the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally, risks related to diverting management’s attention from the Company’s ongoing business operations, the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability, certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, uncertainty as to the timing of completion of the Merger, risks that the benefits of the Merger are not realized when and as expected, and legislative, regulatory and economic developments. Further information regarding additional factors which could affect the forward-looking statements contained in this press release can be found in the cautionary language included under the headings “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS” and “Risk Factors” in the Company’s Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission (“SEC”). The Company’s SEC filings are available publicly on the SEC website at www.sec.gov.

Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and BMTX undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. BMTX qualifies all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed a proxy statement in preliminary form on November 13, 2024. This press release may be deemed to be solicitation material in respect of the proposed acquisition of the Company by FCB. The Company intends to file additional relevant materials with the SEC, including the Company’s proxy statement in definitive form. When the Company files its proxy statement in definitive form with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FCB AND THE PROPOSED TRANSACTION. Investors and stockholders of the Company are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 201 King of Prussia Road, Suite 650, Wayne, PA 19087, Attention: Investor Relations or at tel: (877) 327-9515.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction contemplated by the Merger Agreement. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2024. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the preliminary proxy statement, definitive proxy statement (if and when available) and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. Investors and stockholders of the Company may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

UNAUDITED FINANCIAL STATEMENTS

BM TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - UNAUDITED
(amounts in thousands, except per share data)

	Q3	Q2	Q1	Q4	Q3
	2024	2024	2024	2023	2023
Operating revenues:
Interchange and card revenue	$2,990	$2,284	$3,415	$2,731	$2,292
Servicing fees	7,557	6,874	8,966	8,470	8,658
Account fees	1,680	1,805	2,095	2,118	1,931
University fees	1,712	1,469	1,612	1,410	1,412
Other revenue	138	109	93	130	88
Total operating revenues	14,077	12,541	16,181	14,859	14,381
Operating expenses:
Technology, communication, and processing	6,168	4,297	4,711	6,826	7,826
Salaries and employee benefits	5,590	5,660	4,447	5,152	4,773
Professional services	2,840	2,634	3,208	3,331	2,948
Provision for operating losses	2,650	2,096	2,081	2,683	2,138
Occupancy	11	10	16	2	9
Customer related supplies	242	231	241	234	227
Advertising and promotion	117	75	100	108	128
Restructuring, merger and acquisition related expenses	58	71	79	(56)	—
NextGen implementation costs	—	1,560	—	—	—
Other expense	490	576	643	758	717
Total operating expenses	18,166	17,210	15,526	19,038	18,766
Income (loss) from operations	(4,089)	(4,669)	655	(4,179)	(4,385)
Non-operating income and expense:
Gain on fair value of private warrant liability	54	(162)	108	216	433
Other loss	951	—	—	—	—
Income (loss) before income tax	(4,986)	(4,831)	763	(3,963)	(3,952)
Income tax expense (benefit)	9	—	15	—	—
Net income (loss)	$(4,995)	$(4,831)	$748	$(3,963)	$(3,952)

Weighted average number of shares outstanding - basic	11,799	11,785	11,728	11,574	11,570
Weighted average number of shares outstanding - diluted	11,799	11,785	11,746	11,574	11,570

Basic earnings (loss) per common share	$(0.42)	$(0.41)	$0.06	$(0.34)	$(0.34)
Diluted earnings (loss) per common share	$(0.42)	$(0.41)	$0.06	$(0.34)	$(0.34)

BM TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS - UNAUDITED

(amounts in thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
ASSETS
Cash and cash equivalents	$11,224	$12,457	$14,630	$14,288	$8,802
Accounts receivable, net allowance for doubtful accounts	4,891	6,252	6,875	9,128	8,511
Prepaid expenses and other assets	2,314	3,382	3,331	5,148	6,088
Total current assets	18,429	22,091	24,836	28,564	23,401
Premises and equipment, net	430	448	487	535	534
Developed software, net	15,857	16,247	16,366	16,173	17,668
Goodwill	5,259	5,259	5,259	5,259	5,259
Other intangibles, net	3,869	3,949	4,029	4,109	4,189
Other assets	—	—	—	—	—
Total assets	$43,844	$47,994	$50,977	$54,640	$51,051
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued liabilities	$10,295	$10,382	$8,880	$10,577	$12,513
Deferred revenue, current	11,855	11,271	11,159	12,322	3,440
Total current liabilities	22,150	21,653	20,039	22,899	15,953
Non-current liabilities:
Deferred revenue, non-current	4	3	—	127	—
Liability for private warrants	—	—	54	162	378
Other non-current liabilities	162	216	—	480	480
Total liabilities	$22,316	$21,872	$20,093	$23,668	$16,811
Commitments and contingencies
Shareholders’ equity:
Preferred stock	—	—	—	$—	$—
Common stock	1	1	1	1	1
Additional paid-in capital	71,421	71,020	70,951	71,787	71,092
Accumulated deficit	(49,894)	(44,899)	(40,068)	(40,816)	(36,853)
Total shareholders’ equity	$21,528	$26,122	$30,884	$30,972	$34,240
Total liabilities and shareholders’ equity	$43,844	$47,994	$50,977	$54,640	$51,051

NON-GAAP FINANCIAL RECONCILIATIONS - UNAUDITED

Certain financial measures used in this Press Release are not defined by U.S. generally accepted accounting principles (“GAAP”), and as such, are considered non-GAAP financial measures. Core expenses and EBITDA exclude the effects of items the Company does not consider indicative of its core operating performance, including restructuring, merger and acquisition related expenses, fair value mark to market income or expense associated with certain warrants, impairment of developed software, and non-cash share-based compensation. Management believes the use of core revenues, expenses, and EBITDA are appropriate to provide investors with an additional tool to evaluate the Company’s ongoing business performance. Investors are cautioned that these non-GAAP financial measures may not be defined in the same manner by other companies and, as a result, may not be comparable to other similarly titled measures used by other companies. Also, these non-GAAP financial measures should not be construed as alternatives, or superior, to other measures determined in accordance with GAAP.

Reconciliation - GAAP Operating Expenses to Core Operating Expenses (in thousands)

	Q3	Q2	Q1	Q4	Q3
	2024	2024	2024	2023	2023
GAAP total expenses	$18,166	$17,210	$15,526	$19,038	$18,766
Less: restructuring, merger and acquisition related expenses	(58)	(71)	(79)	56	—
Impairment of developed software	—	—	(50)	(620)	—
Less: NextGen implementation costs	—	(1,560)
Less: share-based compensation expense	(39)	(486)	660	(365)	(176)
Core Operating Expenses inc Dep and Amort	$18,069	$15,093	$16,057	$18,109	$18,590
Less: depreciation and amortization	1,911	1,671	1,226	2,488	3,420
Core Operating Expenses ex. Dep and Amort	$16,158	$13,422	$14,831	$15,621	$15,170

Reconciliation - GAAP Net Loss to Core Net (Loss) Income (in thousands, except per share data)

	Q3	Q2	Q1	Q4	Q3
	2024	2024	2024	2023	2023
GAAP net income (loss)	$(4,995)	$(4,831)	$748	$(3,963)	$(3,952)
Add: loss/(gain) on fair value of private warrant liability	(54)	162	(108)	(216)	(433)
Add: restructuring, merger and acquisition related expenses	58	71	79	(56)	—
Add: impairment of developed software	—	—	50	620	—
Add: share-based compensation expense	39	486	(660)	365	176
Add: NextGen implementation costs	—	1,560	—	—	—
Add: Other loss	951	—	—	—	—
Less: tax (@ actual ETR) on taxable non-core items	2	(1)	(1)	—	—
Core net (loss)/income	$(3,999)	$(2,553)	$108	$(3,250)	$(4,209)
Core diluted shares	11,799	11,785	11,746	11,574	11,570
Core diluted (loss) earnings per common share	$(0.34)	$(0.22)	$0.01	$(0.28)	$(0.36)
GAAP diluted (loss) earnings per common share	$(0.42)	$(0.41)	$0.06	$(0.34)	$(0.34)

Reconciliation - GAAP Net Loss to Core EBITDA (Loss) (in thousands)

	Q3	Q2	Q1	Q4	Q3
	2024	2024	2024	2023	2023
GAAP net income (loss)	$(4,995)	$(4,831)	$748	$(3,963)	$(3,952)
Add: loss/(gain) on fair value of private warrant liability	(54)	162	(108)	(216)	(433)
Add: Other loss	951	—	—	—	—
Add: income tax expense	9	—	15	—	—
Add: restructuring, merger and acquisition related expenses	58	71	79	(56)	—
Add: impairment of developed software	—	—	50	620	—
Add: share-based compensation expense	39	486	(660)	365	176
Add: NextGen implementation costs	—	1,560	—	—	—
Add: depreciation and amortization	1,911	1,671	1,226	2,488	3,420
Core (Loss) EBITDA	$(2,081)	$(881)	$1,350	$(762)	$(789)

Key Performance Metrics

	Q3	Q2	Q1	Q4	Q3	Year Over Year Change
	2024	2024	2024	2023	2023	$	%
Debit card POS spend ($ millions)
Higher education	$511	$472	$636	$545	$567	$(56)	(10)%
BaaS	$152	$158	$172	$168	$171	$(19)	(11)%
Total POS spend	$663	$631	$809	$714	$737	$(75)	(10)%

Serviced deposits ($ millions)
Higher education	$590	$392	$535	$361	$636	$(46)	(7)%
BaaS	$230	$250	$284	$313	$357	$(127)	(36)%
Total Ending Deposits	$820	$642	$820	$674	$994	$(173)	(17)%

Higher education	$472	$425	$537	$479	$466	$6	1%
BaaS	$237	$261	$290	$326	$387	$(150)	(39)%
Total Average Deposits	$708	$685	$828	$805	$853	$(144)	(17)%

Higher Education Metrics
Higher education retention	99%	99%	99%	99%	99%
FAR(1) disbursement amount ($B)	$3.9	$1.9	$4.3	$2.0	$3.6	$0.3	8%
Organic deposits(2) ($M)	$353	$366	$449	$390	$411	$(58)	(14)%

(1)	FAR disbursements are Financial Aid Refund disbursements from a higher education institution.
(2)	Organic Deposits are all deposits excluding any funds disbursed directly from the school.